SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: December 5, 2004
                        (Date of earliest event reported)

                             NESCO INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



     Nevada                      000-28307               13-370955
     ------                      ---------               ---------
(State or other                 (Commission             IRS Employer
jurisdiction of                 File Number)           Identification
  incorporation)                                           Number)


   305 Madison Avenue, New York, NY                        10165
   --------------------------------                        -----
(Address of principal executive office)                  (Zip code)

Registrant's telephone number including area code      (212) 986 0886

                _________________________________________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors:
          Appointment of Principal Officers.


     Effective December 5, 2004 the Board of Directors of Nesco Industries, Inc. elected Gene E. Burelson, Wayne M. Celia, Geoffrey Donaldson, Joel S. Kanter and Arlen Reynolds to serve as new members of the Board of Directors joining Messrs. Matthew Harriton and Richard Selinfreund.

Messrs. Burelson, Celia and Kanter will serve on the Audit Committee. Messrs. Burelson, Reynolds and Selinfreund will serve on the Compensation Committee. Messrs. Celia, Harriton and Kanter will serve on the Governance Committee.


                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Nesco Industries, Inc.
Date: December 9, 2004
                                          By: /s/Matthew L. Harriton
                                          --------------------------
                                          Matthew L. Harriton
                                          Chief Executive Officer